UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                                                   July 27, 2009

(DATE OF EARLIEST EVENT REPORTED)                                                                                                                        July 27, 2009

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas  77046
(Address of principal executive office)

(866) 99-2122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 9e-4(c) under the Exchange Act (17 CFR 240.9e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On July 27, 2009, the Registrant issued a press release providing information on its results of operations for the second quarter 2009.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 and in Exhibit 99.1 in this Current Report are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Boardwalk Pipeline Partners, LP News Release, issued July 27, 2009, providing information on results of operations for the second quarter 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By: BOARDWALK GP, LP,
       its general partner

By: BOARDWALK GP, LLC,
       its general partner

By: /s/ Jamie L. Buskill
Jamie L. Buskill
Chief Financial Officer

Dated: July 27, 2009